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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------


Date of Report (date of earliest event reported):       March 21, 2002

                             MCAFEE.COM CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      333-87609             77-0503003
(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                            Identification No.)

                               535 Oakmead Parkway
                           Sunnyvale, California 94086

               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code:     (408) 992-8100


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     In a release dated March 21, 2002, McAfee.com Corporation ("McAfee.com") announced that the special committee of its board of directors, appointed to evaluate the proposal of Network Associates, Inc. ("Network Associates") to commence an exchange offer for all of the outstanding shares of McAfee.com that Network Associates does not already own, has engaged the investment banking firm Morgan Stanley & Co. Incorporated and the law firm Skadden, Arps, Slate, Meagher & Flom LLP as independent advisors to assist the special committee with its evaluation and alternatives. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

     In a release dated March 25, 2002, the special committee of the board of directors of McAfee.com announced that, based on analysis conducted to date, if Network Associates commenced an exchange offer, on terms as described in its letter of March 16, 2002, to acquire each outstanding share of McAfee.com Class A common stock in exchange for 0.675 of a share of Network Associates common stock, such offer would be financially inadequate. The special committee listed a number of factors it considered in making its determination and stated that if and when Network Associates should commence an exchange offer under the applicable securities laws, Network Associates' offer would be considered by the special committee, and McAfee.com will fully advise its stockholders of McAfee.com's position with respect to that offer no later than ten business days after it is commenced. The special committee further urged McAfee.com stockholders not to take any action with respect to Network Associates' exchange offer (if and when made) until they have been fully advised of McAfee.com's position. A copy of the press release is attached to this Current Report in Form 8-K as Exhibit 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibits

     99.1 Press Release of McAfee.com Corporation, dated March 21, 2002.

     99.2 Press Release of McAfee.com Corporation, dated March 25, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MCAFEE.COM CORPORATION


                             By: /s/ Evan S. Collins
                                 --------------------------------------
                             Name:  Evan Collins
                             Title: Chief Financial Officer


Date:  March 29, 2002


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                             MCAFEE.COM CORPORATION
                                INDEX TO EXHIBITS



     EXHIBIT NO.  DESCRIPTION



       99.1       Press Release of McAfee.com Corporation, dated March 21, 2002.

       99.2       Press Release of McAfee.com Corporation, dated March 25, 2002.